                                                                    Exhibit 10.1


                                SECOND AMENDMENT


                  SECOND AMENDMENT, dated as of May 7, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Holdings"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands"), INTERSTATE BRANDS WEST CORPORATION, a Delaware corporation ("Brands West"; each of Brands and Brands West, a "Borrower" and, together, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), THE BANK OF NOVA SCOTIA, BNP PARIBAS COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH, and SUNTRUST BANK, each as a co-documentation agent, BANK OF AMERICA, N.A., as syndication agent, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

         WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by deleting the pricing grid set forth in the definition of "Pricing Grid" and substituting in lieu thereof the following:

      Level        Facility  Applicable  Applicable  Applicable  Applicable  Applicable    Applicable   Applicable  Applicable
  (based on the      Fee     Margin for  Margin for  Margin for  Margin      Margin for    Margin for     Margin      Margin
  senior secured    Rate     Eurodollar      ABR     Eurodollar  for ABR     Eurodollar  ABR Tranche B     for       for ABR
  debt rating of              Revolving   Revolving   Tranche A  Tranche A   Tranche B     Term Loans   Eurodollar   Tranche C
 Holdings and the               Loans       Loans    Term Loans  Term Loans  Term Loans                 Tranche C   Term Loans
    Borrowers)                                                                                          Term Loans
-----------------  --------  ----------  ----------  ----------  ----------  ----------  -------------  ----------  -----------

     Level I        .375%      0.875%      0.000%      1.250%      0.250%      2.250%        1.250%       2.000%      1.000%
   Equal to or
 greater than BBB
 and Baa2 by S&P
   and Moody's

     Level II       .375%     1.1250%     0.1250%      1.500%      0.500%      2.250%        1.250%       2.000%      1.000%
 BBB- and Baa3 by
 S&P and Moody's

    Level III       .500%      1.500%      0.500%      2.000%      1.000%      2.500%        1.500%       2.250%      1.250%
  BB+ and Ba1 by
 S&P and Moody's

     Level IV       .500%      2.000%      1.000%      2.500%      1.500%      2.750%        1.750%       2.500%      1.500%
BB and Ba2 by S&P
   and Moody's

     Level V        .500%      2.500%      1.500%      3.000%      2.000%      3.250%        2.250%       3.000%      2.000%
   Less than or
 equal to BB- and
  Ba3 by S&P and
      Moody's





         SECTION 3. Amendments to Section 7.1 of the Credit Agreement. (a)
Section 7.1(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:


                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                                  Consolidated
                  Fiscal Quarter                                  Leverage Ratio
                  --------------                                  --------------
                  March 6, 2004                                   3.75 to 1.00
                  May 29, 2004                                    4.00 to 1.00
                  August 21, 2004                                 3.00 to 1.00
                  November 13, 2004 and thereafter                2.75 to 1.00


                  (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                           (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                        Consolidated
                  Fiscal Quarter                        Interest Coverage Ratio
                  --------------                        -----------------------

                  March 6, 2004                         3.55 to 1.00
                  May 29, 2004                          3.75 to 1.00
                  August 21, 2004 and thereafter        5.00 to 1.00


         SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):


         (a) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) Holdings, (ii) the Borrowers and (iii) each of the Lenders constituting the Required Lenders;

         (b) The Borrowers shall have paid all fees and expenses of the Administrative Agent, including the reasonable fees and expenses of counsel to the Administrative Agent;

         (c) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing; and

         (d) The Administrative Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment in an amount equal to 0.125% of each such Lender's Commitment.

         SECTION 5. Representations and Warranties. Each of the representations and warranties made by each of Holdings and the Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.


         (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 7. Expenses. Holdings and the Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         SECTION 8. Affirmation of Guaranty and Credit Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


         SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.




                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               INTERSTATE BAKERIES CORPORATION, as Guarantor

                               By: /s/ Paul E. Yarick
                                   ----------------------------------------
                               Name:  Paul E. Yarick
                               Title: Vice President

                               INTERSTATE BRANDS CORPORATION, as a Borrower

                               By: /s/ Paul E. Yarick
                                   ----------------------------------------
                               Name:  Paul E. Yarick
                               Title: Vice President

                               INTERSTATE BRANDS WEST CORPORATION, as a Borrower

                               By: /s/ Paul E. Yarick
                                   ----------------------------------------
                               Name:  Paul E. Yarick
                               Title: Vice President

                               JP MORGAN CHASE BANK, as Administrative Agent, an Issuing Lender and a Lender

                               By: /s/ B.B. Wuthrich
                                   ----------------------------------------
                               Name:  B.B. Wuthrich
                               Title: Vice President

                               HARRIS TRUST & SAVINGS BANK, as an Issuing Lender and a Lender

                               By: /s/ Karen L. Knudchin
                                   ----------------------------------------
                               Name:  Karen L. Knudchin
                               Title: Vice President

                                        Ag First Farm Credit Bank
                                        -------------------------
                                        (Name of Lender)

                                        By: /s/ FELICIA MORANT
                                            ---------------------
                                            Name:  Felicia Morant
                                            Title: Vice President

                                        By:
                                            ---------------------
                                            Name:
                                            Title:

                                              AIMCO CDO Series 2000-A
                                              ---------------------------------
                                              (Name of Lender)


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              AIMCO CLO SERIES 2001-A
                                              ---------------------------------
                                              (Name of Lender)


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              ALLSTATE LIFE INSURANCE COMPANY
                                              ---------------------------------
                                              (Name of Lender)


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              By:  (ILLEGIBLE)
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                APEX (IDM) CDO I, LTD.
                                ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                By: David L. Babson & Company Inc. as Collateral Manager



                                By: /s/ MARYANN SPENCER
                                    --------------------------
                                    Name:  MaryAnn Spencer
                                    Title: Managing Director

                                     AURUM CLO 2002-1 LTD.

                                     By: Columbia Management Advisors, Inc. ___
                                     (f/k/a Stein Roe & Farnham Incorporated),
                                     As Investment Manager



                                     By: /s/ BRIAN J. MURPHY
                                         -------------------------------------
                                         Name:  Brian J. Murphy
                                         Title: Vice President

                                        BANCO ESPIRITO SANTO S.A.,



                                        By: /s/ ANDREW M. ORSEN
                                            ---------------------------------
                                            Name:  Andrew M. Orsen
                                            Title: Vice President



                                        By: /s/ TERRY R. HULL
                                            ---------------------------------
                                            Name:  Terry R. Hull
                                            Title: Senior Vice President

                                                 Bank of America N.A.
                                                 ---------------------------
                                                 (Name of Lender)



                                                 By: /s/ DAVID L. CATHERALL
                                                     -------------------------
                                                      Name:  David L. Catherall
                                                      Title: Vice President

                                         The Bank of East Asia, Limited
                                         Los Angeles Branch

                                        ----------------------------------------
                                         (Name of Lender)



                                         By: /s/ DAVID LOH
                                         ------------------------
                                         Name:  David Loh
                                         Title: SVP Commercial Lending



                                         By: /s/ VICTOR LI
                                         -------------------------
                                         Name:  Victor Li
                                         Title: General Manager

                                             BANK OF MONTREAL



                                             By: /s/ (ILLEGIBLE)
                                                 ----------------------------
                                                 Name:
                                                 Title: (ILLEGIBLE)

                                             The Bank of New York
                                             -----------------------------------
                                             (Name of Lender)


                                             By: /s/ MARK O'CONNOR
                                                 -------------------------------
                                                 Name:  MARK O'CONNOR
                                                 Title:  VICE PRESIDENT

                                             The Bank of Nova Scotia
                                             -----------------------------------
                                             (Name of Lender)

                                             BY: /s/ NADINE BELL
                                                 -------------------------------
                                                 Name:  NADINE BELL
                                                 Title: SENIOR MANAGER

                                                 BIG SKY SENIOR LOAN FUND, LTD.
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                       BNP PARIBAS

                                        By: /s/ JO ELLEN BENDER
                                           ---------------------------
                                           Name:  Jo Ellen Bender
                                           Title: Managing Director


                                        By: /s/ CHRISTINE L. HOWATT
                                           ---------------------------
                                           Name:  Christine L. Howatt
                                           Title: Director

                                   BRYN MAWR CLO, Ltd.
                                   By: Deerfield Capital Management LLC as its
                                       Collateral Manager


                                   By:  /s/ MATT STOUFFER
                                       ---------------------
                                   Name:  Matt Stouffer
                                   Title: Vice President

                                        CALYON NEW YORK BRANCH



                                        By: /s/ GUIDO VAN (ILLEGIBLE)
                                           ----------------------------
                                        Name:  Guido Van (ILLEGIBLE)
                                        Title: Managing Director


                                        By: /s/ LEE E. GREVE
                                           ----------------------------
                                        Name:  Lee E. Greve
                                        Title: Managing Director

(CHINATRUST COMMERCIAL BANK    366 Madison Ave., 3rd FL., New York, N.Y. 10017
NEW YORK BRANCH LOGO)          Tel: (212) 457-8888     Fax: (212) 457-6666



                                   CHINATRUST COMMERCIAL BANK

                                      By: /s/ ERIC KAN
                                         ------------------------
                                      Name:  Eric Kan
                                      Title: Lending Manager, SVP

                                        ---------------------------------------
                                        CoBank, ACB




                                        By: /s/ S. RICHARD DILL
                                            -----------------------------------
                                            Name: S. Richard Dill
                                            Title: Vice President

                                        /s/ COMERICA BANK
                                        ---------------------------------------
                                        (Name of Lender)



                                        By: /s/ MARK J. (ILLEGIBLE)
                                            -----------------------------------
                                            Name: Mark J. (Illegible)
                                            Title: CEO

                                        Commerce Bank, N.A.



                                        By: /s/ LANCE HOLDEN
                                            -----------------------------------
                                            Name: Lance Holden
                                            Title: Senior Vice President

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A.,"RABOBANK
                                       INTERNATIONAL" NEW YORK BRANCH



                                       By: /s/ ERIC HURSHMAN
                                          -------------------------
                                          Name: Eric Hurshman
                                          Title: Executive Director



                                       By: /s/ BRETT DELFINO
                                          -------------------------
                                          Name: Brett Delfino
                                          Title: Executive Director

                                   DBS BANK LTD., LOS ANGELES AGENCY
                                   ---------------------------------
                                   (Name of Lender)



                                   By: /s/ CHARLES ONG
                                       -------------------------------
                                       Name:  Charles Ong
                                       Title: General Manager
                                              DBS Bank Los Angeles

                                                    EATON VANCE CDO II, LTD.
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                                   EATON VANCE CDO III, LTD.
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                             COSTANTINUS EATON VANCE CDO V, LTD.
                                                 BY: EATON VANCE MANAGEMENT
                                                    AS INVESTMENT ADVISOR
                                             -----------------------------------
                                             (Name of Lender)


                                             By: /s/ MICHAEL B. BOTTHOF
                                                --------------------------------
                                                Name: Michael B. Botthof
                                                Title: Vice President

                                                     EATON VANCE CDO VI LTD.
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                               BY: EATON VANCE MANAGEMENT
                                                  AS INVESTMENT ADVISOR
                                      ------------------------------------------
                                      (Name of Lender)


                                      By:      /s/ MICHAEL B. BOTTHOF
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                                EATON VANCE
                                                LIMITED DURATION INCOME FUND
                                                BY: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR
                                              ---------------------------------
                                              (Name of Lender)


                                              By: /s/ MICHAEL B. BOTTHOF
                                                 ------------------------------
                                                 Name: Michael B. Botthof
                                                 Title: Vice President

                                                   EATON VANCE SENIOR
                                                   FLOATING-RATE TRUST
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                               EATON VANCE SENIOR INCOME TRUST
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                              ELT LTD.
                              ----------------------
                              (Name of Lender)



                              By: /s/ DIANA M HIMES
                                  -------------------------
                                  Name:  DIANA M. HIMES
                                  Title: ASSISTANT VICE PRESIDENT

                                            FARM CREDIT SERVICES OF AMERICA, PCA
                                            ------------------------------------
                                            (Name of Lender)


                                            By: /s/ BRUCE P. ROUSE
                                               ------------------------
                                               Name: Bruce P. Rouse
                                               Title: Vice President

                                      Farm Credit Services of Minnesota Valley,
                                      PCA, dba FCS Commercial Finance Group
                                      -----------------------------------------



                                      By: /s/ JAMES M. GRAFING
                                         --------------------------------------
                                      Name: James M. Grafing
                                      Title: SVP - Syndicated Finance

                                      Farm Credit Services of Missouri, PCA
                                      -----------------------------------------
                                      (Name of Lender)


                                      By: /s/ MICHAEL D. SCHERER
                                         --------------------------------------
                                      Name: Michael D. Scherer
                                      Title: Vice President, Agribusiness

                                               FRANKLIN CLO I, LIMITED


                                               --------------------------------
                                               (Name of Lender)


                                               By: /s/ DAVID ARDINI
                                                   ------------------------
                                                   Name: DAVID ARDINI
                                                   Title: VICE PRESIDENT

                                               FRANKLIN CLO III, LIMITED


                                               --------------------------------
                                               (Name of Lender)


                                               By: /s/ DAVID ARDINI
                                                  ------------------------
                                                  Name: DAVID ARDINI
                                                  Title: VICE PRESIDENT

                                               FRANKLIN CLO IV, LIMITED


                                               --------------------------------
                                               (Name of Lender)


                                               By: /s/ DAVID ARDINI
                                                  ------------------------
                                                  Name: DAVID ARDINI
                                                  Title: VICE PRESIDENT

                                                        GRAYSON & CO
                                              BY: BOSTON MANAGEMENT AND RESEARCH
                                                    AS INVESTMENT ADVISOR
                                              ----------------------------------
                                              (Name of Lender)


                                              By: /s/ MICHAEL B. BOTTHOF
                                                 ------------------------------
                                                 Name: Michael B. Botthof
                                                 Title: Vice President

                                   HARBOUR TOWN FUNDING LLC
                                   ----------------------------
                                   (Name of Lender)



                                   By: /s/ DIANA M HIMES
                                       -------------------------
                                       Name:  DIANA M. HIMES
                                       Title: ASSISTANT VICE PRESIDENT

                                             IKB Capital Corporation
                                             -----------------------------------
                                             (Name of Lender)



                                             By: /s/ DAVID SNYDER
                                                 -------------------------------
                                                 Name:  David Snyder
                                                 Title: President

                                             LANDMARK III CDO
                                             -----------------------------------
                                             (Name of Lender)

                                             By: Aladdin Asset Management

                                             By: THOMAS EGGERSCHINLER
                                                 -------------------------------
                                                 Name:  Thomas Eggerschinler
                                                 Title: Director -- Research

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                              MAPLEWOOD (CAYMAN) LIMITED
                              By: David L. Babson & Company Inc. under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager




                              By: /s/ MARYANN SPENCER
                                  -----------------------
                                  Name:  MaryAnn Spencer
                                  Title: Managing Director

                              MASSACHUSETTS MUTUAL LIFE INSURANCE
                              COMPANY
                              By: David L. Babson & Company Inc. as
                              Investment Advisor



                              By: /s/ MARYANN SPENCER
                                  -----------------------
                                  Name:  MaryAnn Spencer
                                  Title: Managing Director

                              MASSMUTUAL/DARBY CBO LLC
                              By: David L. Babson & Company Inc. as LLC
                              Manager



                              By: /s/ MARYANN SPENCER
                                  -----------------------
                                  Name:  MaryAnn Spencer
                                  Title: Managing Director

                                                MOUNTAIN CAPITAL CLO I, LTD
                                                (Name of Lender)



                                                By: /s/ REGINA FORMAN
                                                    ----------------------
                                                    Name:  Regina Forman
                                                    Title: Director

                                                MOUNTAIN CAPITAL CLO II, LTD
                                                (Name of Lender)



                                                By: /s/ REGINA FORMAN
                                                    ------------------------
                                                    Name:  Regina Forman
                                                    Title: Director

                                        MUIRFIELD TRADING LLC
                                        -----------------------------
                                        (Name of Lender)



                                        By: /s/ DIANA M HIMES
                                            ------------------------
                                            Name:  DIANA M. HIMES
                                            Title: ASSISTANT VICE PRESIDENT

                                            National Bank of Kuwait, S.A.K
                                            ------------------------------------
                                            (Name of Lender)


                                            By: /s/ MUHANNAD KAMAL
                                                --------------------------------
                                                Name:  Muhannad Kamal
                                                Title: General Manager


                                            By: /s/ ROBERT MCNEILL
                                                --------------------------------
                                                Name:  Robert McNeill
                                                Title: Assistant General Manager

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1
                                        ------------------------------------
                                        (Name of Lender)



                                        By: /s/ DIANA M HIMES
                                            ------------------------
                                            Name:  Diana M. Himes
                                            Title: Authorized Agent

                                                  OXFORD STRATEGIC INCOME FUND
                                                   BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR
                                               ---------------------------------
                                               (Name of Lender)


                                               By: /s/ MICHAEL B. BOTTHOF
                                                  ------------------------------
                                                  Name: Michael B. Botthof
                                                  Title: Vice President

                                             PB CAPITAL
                                             (Name of Lender)

                                             By: /s/ CHRISTOPHER J. RUZZI
                                                 -------------------------------
                                                 Name:  Christopher J. Ruzzi
                                                 Title: VP

                                             By: /s/ LISA MORAGLIA
                                                 -------------------------------
                                                 Name:  Lisa Moraglia
                                                 Title: AVP

                              Sankaty Advisors, LLC as Collateral
                              Manager for AVERY POINT CLO,
                              LTD., as Term Lender



                              By: Stacy Braatz
                                 -------------------------
                                 Name:    STACY BRAATZ
                                 Title:   SECRETARY

                              Sankaty Advisors, LLC as Collateral
                              Manager for Castle Hill I - INGOTS,
                              Ltd., as Term Lender





                              By:  Stacy Braatz
                                 -------------------------------
                                 Name:    STACY BRAATZ
                                 Title:   SECRETARY

                              Sankaty Advisors, LLC as Collateral
                              Manager for Castle Hill II - INGOTS,
                              Ltd., as Term Lender





                              By:  Stacy Braatz
                                 -------------------------------
                                 Name:    STACY BRAATZ
                                 Title:   SECRETARY

                              Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited as Term Lender
                              -----------------------------------------------
                              (Name of Lender)



                              By:  Stacy Braatz
                                 --------------------------------------------
                                 Name:    STACY BRAATZ
                                 Title:   SECRETARY

                                             Sankaty Advisors, LLC as Collateral
                                             Manager for Prospect Funding I, LLC
                                             as Term Lender


                                             -----------------------------------
                                             (Name of Lender)



                                             By: /s/ Stacy Braatz
                                                 -------------------------------
                                                 Name:  STACY BRAATZ
                                                 Title: SECRETARY

                                             Sankaty Advisors, LLC as Collateral
                                             Manager for Race Point CLO,
                                             Limited, as Term Lender



                                             By: /s/ Stacy Braatz
                                                 -------------------------------
                                                 Name:  STACY BRAATZ
                                                 Title: SECRETARY

                                             Sankaty Advisors, LLC as Collateral
                                             Manager for Race Point II CLO,
                                             Limited, as Term Lender



                                             By: /s/ Stacy Braatz
                                                 -------------------------------
                                                 Name:  STACY BRAATZ
                                                 Title: SECRETARY

                                         SENIOR DEBT PORTFOLIO
                                         By: Boston Management and Research
                                             ------------------------------
                                             (Name of Lender)


                                         By: /s/ Michael B. Botthof
                                            -------------------------------
                                         Name:  Michael B. Botthof
                                         Title: Vice President

                                     SEQUILS-Cumberland I, Ltd.
                                     By: Deerfield Capital Management LLC as its
                                       Collateral Manager


                                     By: /s/ Matt Stouffer
                                        -------------------------------
                                     Name:  Matt Stouffer
                                     Title: Vice President

                              SIMSBURY CLO, LIMITED
                              By: David L. Babson & Company Inc. under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager


                              By: /s/ MaryAnn Spencer
                                 -------------------------------
                              Name: MaryAnn Spencer
                              Title: Managing Director

                                   Smoky River CDO, L.P.,
                                   By RBC Leveraged Capital as Portfolio Advisor



                                   By: /s/ Melissa Marano
                                      -------------------------------
                                   Name: Melissa Marano
                                   Title: Authorized Signatory

                                                   SRF 2000, INC.
                                       ---------------------------------------
                                       (Name of Lender)


                                       By: Diana M. Himes
                                           ------------------------------------
                                           Name:  DIANA M. HIMES
                                           Title: ASSISTANT VICE PRESIDENT

                                                   SRF TRADING, INC.
                                       ----------------------------------------
                                       (Name of Lender)


                                       By: Diana M. Himes
                                           ------------------------------------
                                           Name:  DIANA M. HIMES
                                           Title: ASSISTANT VICE PRESIDENT

                                         Stanfield Arbitrage CDO, Ltd.
                                         By: Stanfield Capital Partners LLC
                                             as its Collateral Manager
                                         ---------------------------------------



                                         By: /s/ [illegible]
                                             -----------------------------------
                                             Name:
                                             Title:



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         Stanfield/RMF Transatlantic CDO Ltd.
                                         By: Stanfield Capital Partners LLC
                                             as its Collateral Manager
                                         ---------------------------------------



                                         By: /s/ [illegible]
                                             -----------------------------------
                                             Name:
                                             Title:



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                      STEIN ROE & FARNHAM CLO I LTD.

                                      By: Columbia Management Advisors, Inc.
                                      (f/k/a Stein Roe & Farnham Incorporated),
                                      As Portfolio Manager


                                      By: /s/ Brian J. Murphy
                                         ----------------------------
                                         Name:  Brian J. Murphy
                                         Title: Vice President

                                      SUFFIELD CLO, LIMITED
                                      By: David L. Babson & Company Inc. as
                                          Collateral Manager


                                      By: /s/ Mary A. Spencer
                                         -----------------------------------
                                         Name: MaryAnn Spencer
                                         Title: Managing Director

                                      The Sumitomo Trust & Banking Co., Ltd.,
                                      New York Branch


                                      By: /s/ Elizabeth A. Quirk
                                         ------------------------------------
                                         Name: Elizabeth A. Quirk
                                         Title: Vice President

                                      SunTrust Bank
                                      ----------------------------
                                      (Name of Lender)


                                      By: /s/ Michael Lapresi
                                         -------------------------
                                         Name: Michael Lapresi
                                         Title: Managing Director

                                      TOLLI & CO.
                                      BY: EATON VANCE MANAGEMENT
                                          AS INVESTMENT ADVISOR
                                         --------------------------------
                                         (Name of Lender)


                                      By: /s/ Michael B. Botthof
                                         --------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                                         Toronto Dominion (New York), Inc.
                                         ---------------------------------------
                                         (Name of Lender)



                                         By: /s/ Stacey L. Malek
                                             -----------------------------------
                                             Name:  STACEY MALEK
                                             Title: VICE PRESIDENT



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         TRS Eclipse LLC
                                         ---------------------------------------
                                         (Name of Lender)



                                         By: /s/ Deborah O'Keeffe
                                             -----------------------------------
                                             Name:  Deborah O'Keeffe
                                             Title: Vice President

                                         UMB Bank, n.a.
                                         ---------------------------------------
                                         (Name of Lender)



                                         By: /s/ Thomas S. Terry
                                             -----------------------------------
                                             Name:  Thomas S. Terry
                                             Title: Senior Vice President

                              U.S. AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA



                              By: /s/ Patrick Zeka
                                  -----------------------------------
                                  Name:  Patrick Zeka
                                  Title: Vice President

                                       VAN KAMPEN CLO I, LIMITED
                                       By: Van Kampen Investment Advisory Corp.
                                       As Collateral Manager


                                       By: /s/ Brad Langs
                                           ------------------------------------
                                           Name:  BRAD LANGS
                                           Title: EXECUTIVE DIRECTOR

                                       VAN KAMPEN CLO II, LIMITED
                                       By: Van Kampen Investment Advisory Corp.
                                       As Collateral Manager


                                       By: /s/ Brad Langs
                                           ------------------------------------
                                           Name:  BRAD LANGS
                                           Title: EXECUTIVE DIRECTOR

                                       VAN KAMPEN
                                       SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ Brad Langs
                                           ------------------------------------
                                           Name:  BRAD LANGS
                                           Title: EXECUTIVE DIRECTOR

                                       VAN KAMPEN
                                       SENIOR LOAN FUND
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ Brad Langs
                                           ------------------------------------
                                           Name:  BRAD LANGS
                                           Title: EXECUTIVE DIRECTOR

                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         ---------------------------------------
                                         (Name of Lender)



                                         By: /s/ Mark S. Supple
                                             -----------------------------------
                                             Name:  Mark S. Supple
                                             Title: Vice President